UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 11, 2013

NEOPHOTONICS CORPORATION

(Exact name of Company as specified in its charter)

DELAWARE	001-35061	94-3253730
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

NeoPhotonics Corporation

2911 Zanker Road

San Jose, California 95134

(Address of principal executive offices and zip code)

Company’s telephone number, including area code: (408) 232-9200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On November 14, 2013, NeoPhotonics Corporation (the “Company”) issued a press release regarding the Company’s financial results for the third quarter ended September 30, 2013. A copy of the Company’s press release is furnished and attached as Exhibit 99.1 to this Form 8-K.

The information in this Item 2.02 and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and shall not be incorporated by reference in any registration statement or other document filed under the Securities Act or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filings, except as shall be expressly set forth by specific reference in such a filing.

ITEM 3.01. NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

(b) The Company’s quarterly report on Form 10-Q as of and for the three and nine months ended September 30, 2013 was due to be filed with the Securities and Exchange Commission (the “SEC”) by November 12, 2013, and would be deemed to be timely filed if the Company filed a Form 12b-25 with the SEC by November 13, 2013, and then filed the Form 10-Q with the SEC by November 18, 2013. However, the Company will not be able to file the Form 10-Q by November 18, 2013 for the reasons discussed in Item 4.02 below.

In light of the foregoing, the Company notified the New York Stock Exchange (“NYSE”) on November 13, 2013 that once the Company misses the November 18, 2013 filing date, the Company will not be in compliance with the continued listing requirements of the NYSE, and may be subject to certain suspension and delisting procedures as specified in Section 802.01E, “SEC Annual Report Timely Filing Criteria,” of the NYSE’s Listed Company Manual. The Company intends to file its Quarterly Report on Form 10-Q upon completion of the work and auditor reviews described in Item 4.02 below. Upon making such filing, the Company expects to again be in compliance with the continued listing requirements of the NYSE.

ITEM 4.01. CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

On October 4, 2013, the Company filed a Current Report on Form 8-K to disclose that PricewaterhouseCoopers LLP (“PwC”) effectively resigned as its independent registered public accounting firm as of November 15, 2013.

The Company has appointed Deloitte & Touche LLP (“Deloitte”) to assume the role of its new independent registered public accounting firm. The appointment was approved by the audit committee of the board of directors of the Company (the “Audit Committee”) on November 11, 2013 and will be effective as of November 15, 2013.

During the fiscal years ended December 31, 2012 and 2011 and through November 11, 2013, the Company has not consulted with Deloitte regarding any of the following:

1.	The application of accounting principles to a specific transaction, either completed or proposed;

2.	The type of audit opinion that might be rendered on the Company’s consolidated financial statements, and none of the following was provided to the Company: (a) a written report, or (b) oral advice that Deloitte concluded was an important factor considered by us in reaching a decision as to accounting, auditing or financial reporting issue; or

3.	Any matter that was the subject of a disagreement or a reportable event, as such terms are defined in Item 304(a)(1)(iv) and (v), respectively, of Regulation S-K.

ITEM 4.02. NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

(a) On November 11, 2013, the Audit Committee and management of the Company concluded, after prior discussion with PwC, that the consolidated financial statements included in the Company’s Quarterly Reports on Form 10-Q/A and 10-Q for each of the quarterly and year-to-date periods ended March 31, 2013 and June 30, 2013 should no longer be relied upon as a result of an error presented in such financial statements.

The Company’s consolidated condensed financial statements for the first quarter of 2013 (previously filed with the SEC in its quarterly report on Form 10-Q/A for such quarter) included a real estate registration tax of approximately $0.5 million as a component of the property, plant and equipment acquired as part of the purchase of NeoPhotonics Semiconductor (formerly the Optical Component Unit of LAPIS Semiconductor). Upon further examination as to the nature and party legally responsible for the payment of the real estate registration tax, the Company has concluded that the tax amount should have been expensed as an acquisition cost. As such, the Company has concluded that it will need to restate its financial statements for the first and the second quarters of 2013 to reflect a decrease in cash flows from operating activities of approximately $0.5 million, an increase of cash flows from investing activities of approximately $0.5 million, and an increase in loss before income taxes of $0.5 million in the first quarter of 2013 and the six months ended June 30, 2013.

The Company has determined that there is not enough time to complete the necessary close of its accounting records, perform procedures to adjust its financial statements for the item discussed above and reviews by an independent registered public accounting firm, and amend its quarterly reports on Form 10-Q/As for the quarters ended March 31, 2013 and June 30, 2013, as well as file its quarterly report on Form 10-Q for the quarter ended September 30, 2013, prior to the required filing date. The Company intends to complete its review of the purchase transaction and the work related to the close of its accounting records as of September 30, 2013 and for the three and nine months then ended, to make appropriate changes in its prior financial statements, and to amend and file its quarterly reports on Form 10-Q/A and 10-Q for the first and second quarters of 2013 and file its Form 10-Q for the quarter ended September 30, 2013 after the completion of the appropriate work and auditor quarterly reviews. The Company has not reached a conclusion and is assessing the impact of the error described above on its internal control over financial reporting.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

Exhibit Number	Description

99.1	Press release issued by NeoPhotonics Corporation on November 14, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 14, 2013	NEOPHOTONICS CORPORATION

	By:	/s/ Cal R. Hoagland
Cal R. Hoagland
Interim Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press release issued by NeoPhotonics Corporation on November 14, 2013.